UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012 (October 5, 2012)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850

1-2301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone number: (617) 424-2000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (603) 669-4000	02-0181050

0-7624	WESTERN MASSACHUSETTS ELECTRIC COMPANY (a Massachusetts corporation) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-1961130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 5, 2012, Northeast Utilities will make an investor presentation to the financial community discussing the company’s financial performance and outlook. Attached as Exhibit 99.1 and incorporated herein by reference are the slides to be used by Northeast Utilities in the investor presentation, which will be simultaneously webcast to the public.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Northeast Utilities, The Connecticut Light and Power Company, NSTAR Electric Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Investor presentation, dated October 5, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)

	By:	/s/ Jay S. Buth
October 5, 2012	Jay S. Buth Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Investor presentation, dated October 5, 2012.

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